Exhibit 99.1

For Immediate Release
March 1, 2013
PNM Resources Reports Strong 2012 Results
Dividend Increased 14 percent
Conference call scheduled for 11 a.m. Eastern today
FOURTH QUARTER SUMMARY

•	GAAP (generally accepted accounting principles) earnings of $0.11 per diluted share, compared with $1.35 per diluted share in 2011

•	Ongoing earnings of $0.13 per diluted share, compared with $0.22 per diluted share in 2011
2012 SUMMARY

•	GAAP earnings of $1.31 per diluted share, compared with $1.96 per diluted share in 2011

•	Ongoing earnings of $1.31 per diluted share, compared with $1.08 per diluted share in 2011
2013 ONGOING GUIDANCE AFFIRMED

•	Company affirms 2013 consolidated ongoing earnings range of $1.32 and $1.42 per diluted share.

(ALBUQUERQUE, N.M.) - PNM Resources (NYSE: PNM) today reported 2012 consolidated GAAP earnings of $105.5 million, or $1.31 per diluted share, compared with $176.4 million, or $1.96 per diluted share, in 2011. Results in 2011 included the $97.0 million after-tax gain, or $1.08 per diluted share, from the sale of First Choice Power.
2012 consolidated ongoing earnings were $105.6 million, or $1.31 per diluted share, compared with $96.6 million, or $1.08 per diluted share, in 2011. Reconciliations of GAAP to non-GAAP measures such as ongoing earnings are shown on the attached schedules 1 through 4.
Quarterly and year-to-date consolidated ongoing earnings in 2011 included the contributions of the company's former competitive businesses, First Choice Power and Optim Energy. GAAP earnings in 2011 included First Choice Power, but Optim Energy had no impact on GAAP results.
“The steady year-over-year improvement in ongoing earnings is a reflection of our continued focus on running our business well. That has required efforts to rigorously manage our costs while maintaining high levels of reliability and expanding services available for our customers.  It also has required consistent follow-through on regulatory strategies to ensure we earn our authorized returns,” said Pat Vincent-Collawn, PNM Resources chairman, president and CEO. “Both TNMP and PNM are now earning strong returns for their retail segments. We are well positioned to invest in our business and to continue strengthening our credit metrics.”

Quarterly financial materials are available at http://www.pnmresources.com/investors/results.cfm.
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PNM Resources Reports 2012 Earnings        03-01-13             p. 2 of 3
COMMON STOCK DIVIDEND INCREASED
The PNM Resources Board of Directors yesterday unanimously voted to increase the company's dividend payment by 14 percent to an indicated annual rate of $0.66 per share of common stock. As a result, the board has declared the quarterly common stock dividend of $0.165 per share, payable May 15, 2013, to shareholders of record at the close of business April 19, 2013.
“The dividend increase reflects the company's and the board's long-term confidence in the regulated businesses and the ability to focus on the basics of managing the business well,” said Vincent-Collawn. “It's consistent with our expectations to deliver above-average dividend growth.”
Instead of the normal review cycle in February, the board plans to review the dividend again to consider a comparable increase in December to move the dividend into the company's targeted payout range of 50 to 60 percent of ongoing earnings by year-end.

2012 SEGMENT REPORTING
PNM - a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•
PNM reported ongoing earnings of $91.7 million, or $1.14 per diluted share, and GAAP earnings of $91.0 million, or $1.13 per diluted share, compared with ongoing earnings of $67.5 million, or $0.76 per diluted share, and GAAP earnings of $54.0 million, or $0.60 per diluted share, during the same period in 2011.

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Key drivers for the 2012 improved earnings per diluted share were the implementation of higher retail and FERC transmission and generation rates, O&M cost savings, and PNM Resources' 2011 repurchase of outstanding equity securities. Primary factors that negatively affected performance were lower load compared to 2011, higher plant outage costs, lower market prices for Palo Verde Nuclear Generating Station Unit 3 output and higher interest expense from the issuance of long-term debt in late 2011.

TNMP - an electric transmission and distribution utility in Texas.

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TNMP reported ongoing earnings of $26.8 million, or $0.33 per diluted share, and GAAP earnings of $26.7 million, or $0.33 per diluted share, compared with ongoing earnings of $25.8 million, or $0.29 per diluted share, and GAAP earnings of $22.3 million, or $0.25 per diluted share in 2011.

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Strong load growth was offset by weather that was cooler than 2011's record-breaking heat. Rate relief provided through implementation of an approved transmission cost of service increase also improved annual earnings per diluted share at TNMP, as did PNM Resources' 2011 purchase of outstanding equity securities.

Corporate/Other - a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense.

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Corporate/Other reported ongoing losses of $12.9 million, or $0.16 per diluted share, and GAAP losses of $12.2 million, or $0.15 per diluted share, compared with 2011 ongoing losses of $12.6 million, or $0.14 per diluted share, and GAAP gains of $76.0 million, or $0.85 per diluted share, which included the gain from the sale of First Choice Power.

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PNM Resources Reports 2012 Earnings        03-01-13                 p. 3 of 3

2013 ONGOING EARNINGS GUIDANCE AFFIRMED

PNM Resources today affirmed its 2013 consolidated ongoing earnings range of $1.32 and $1.42 per diluted share.

FOURTH QUARTER EARNINGS CALL: 11 A.M. EASTERN TODAY
PNM Resources will discuss fourth quarter earnings results, financial forecasts and other relevant company matters during a live conference call and Web cast today at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live Web cast of the call will be archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by dialing (877) 377-7098 or (631) 291-4547 (international calls) and referencing “the PNM Resources fourth-quarter earnings conference call.” A telephone replay will be available at 2 p.m. Eastern until midnight Mar. 14 by dialing (855) 859-2056 or (404) 537-3406 and using conference ID 88752829. Supporting material for PNM Resources' earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2012 consolidated operating revenues of $1.3 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,538 megawatts of generation capacity and serves electricity to more than 738,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.
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CONTACTS:
Analysts                        Media
Jimmie Blotter                        Valerie Smith
(505) 241-2227                    (505) 241-2892

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources' (“PNMR”), Public Service Company of New Mexico's (“PNM”), or Texas-New Mexico Power Company's (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company's Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which are specifically incorporated by reference herein.

Non-GAAP Financial Measures
The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (GAAP). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company's calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Management is generally not able to estimate the impact of the reconciling items between ongoing earnings guidance and forecasted GAAP earnings, nor their probable impact on GAAP earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for earnings guidance.

PNM Resources
Schedule 1
Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	PNM Electric	TNMP Electric	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$5,812	$6,634	$(3,354)	$9,092
Adjusting items, net of income tax effects
Building consolidation	4,180	935	—	5,115
Mark-to-market impact of economic hedges	(2,823)	—	—	(2,823)
Net change in unrealized impairments of NDT securities	135	—	—	135
TNMP 1999/2000 transmission rate settlement	—	(1,036)	—	(1,036)
Total Adjustments	1,492	(101)	—	1,391
Ongoing Earnings (Loss)	$7,304	$6,533	$(3,354)	$10,483

Year Ended December 31, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$91,023	$26,747	$(12,223)	$105,547
Adjusting items, net of income tax effects
Building consolidation	4,324	976	—	5,300
Gain on sale of First Choice Power(1)	—	—	(651)	(651)
Mark-to-market impact of economic hedges	(965)	—	—	(965)
Net change in unrealized impairments of NDT securities	(3,128)	—	—	(3,128)
Process improvement initiatives	427	125	—	552
TNMP 1999/2000 transmission rate settlement	—	(1,036)	—	(1,036)
Total Adjustments	658	65	(651)	72
Ongoing Earnings (Loss)	$91,681	$26,812	$(12,874)	$105,619

Income tax effects calculated using tax rates of 35.00% for TNMP and 39.59% for all other segments unless otherwise indicated
(1) Gain on sale of First Choice Power is net of income taxes of $361

PNM Resources
Schedule 2
Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	PNM Electric	TNMP Electric	First Choice Power(3)	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2011
GAAP Net Earnings (Loss) Attributable to PNMR:	$13,489	$5,123	$3,395	$89,986	$111,993
Adjusting items, net of income tax effects(1)
Mark-to-market impact of economic hedges	180	—	(2,022)	—	(1,842)
Net change in unrealized impairments of NDT securities	(1,322)	—	—	—	(1,322)
Process improvement initiatives	1,778	530	11	—	2,319
Strategic alternatives - competitive businesses	—	—	—	438	438
2010 energy efficiency	(1,542)	—	—	—	(1,542)
Gain on sale of First Choice Power(2)	—	—	—	(97,003)	(97,003)
Loss on reacquired debt	—	—	—	5,577	5,577
Total Adjustments	(906)	530	(2,011)	(90,988)	(93,375)
Ongoing Earnings (Loss)	$12,583	$5,653	$1,384	$(1,002)	$18,618

	PNM Electric	TNMP Electric	First Choice Power(3)	Optim Energy (50%)(4)	Corporate and Other	Consolidated
	(in thousands)
Year Ended December 31, 2011
GAAP Net Earnings (Loss) Attributable to PNMR:	$53,963	$22,257	$24,116	$—	$76,023	$176,359
Adjusting items, net of income tax effects(1)
Mark-to-market impact of economic hedges	(2,309)	—	(3,147)	(1,078)	—	(6,534)
Net change in unrealized impairments of NDT securities	1,380	—	—	—	—	1,380
Process improvement initiatives	4,025	975	103	—	47	5,150
Regulatory disallowance	10,559	2,550	—	—	—	13,109
Strategic alternatives - competitive businesses	—	—	—	—	2,805	2,805
New Mexico gross receipts tax adjustments	1,451	—	—	—	—	1,451
2010 energy efficiency	(1,542)	—	—	—	—	(1,542)
Gain on sale of First Choice Power(2)	—	—	—	—	(97,003)	(97,003)
Loss on reacquired debt	—	—	—	—	5,577	5,577
Equity in net earnings (loss) of Optim Energy	—	—	—	(4,167)	—	(4,167)
Total Adjustments	13,564	3,525	(3,044)	(5,245)	(88,574)	(79,774)
Ongoing Earnings (Loss)	$67,527	$25,782	$21,072	$(5,245)	$(12,551)	$96,585

(1) Income tax effects calculated using tax rates of 35.65% for First Choice Power, 35.00% for TNMP and 39.59% for all other segments unless otherwise indicated
(2) Gain on sale of First Choice Power is net of income taxes of $77,922
(3) First Choice Power included through October 31, 2011
(4) Optim Energy included through August 31, 2011

PNM Resources
Schedule 3
Reconciliation of Ongoing to GAAP Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM Electric	TNMP Electric	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.07	$0.08	$(0.04)	$0.11
Adjusting items
Building consolidation	0.05	0.01	—	0.06
Mark-to-market impact of economic hedges	(0.04)	—	—	(0.04)
Net change in unrealized impairments of NDT securities	0.01	—	—	0.01
TNMP 1999/2000 transmission rate settlement	—	(0.01)	—	(0.01)
Total Adjustments	0.02	—	—	0.02
Ongoing Earnings (Loss)	$0.09	$0.08	$(0.04)	$0.13
Average Diluted Shares Outstanding: 80,435,093

Year Ended December 31, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.13	$0.33	$(0.15)	$1.31
Adjusting items
Building consolidation	0.05	0.01	—	0.06
Gain on sale of First Choice Power	—	—	(0.01)	(0.01)
Mark-to-market impact of economic hedges	(0.01)	—	—	(0.01)
Net change in unrealized impairments of NDT securities	(0.04)	—	—	(0.04)
Process improvement initiatives	0.01	—	—	0.01
TNMP 1999/2000 transmission rate settlement	—	(0.01)	—	(0.01)
Total Adjustments	0.01	—	(0.01)	—
Ongoing Earnings (Loss)	$1.14	$0.33	$(0.16)	$1.31
Average Diluted Shares Outstanding: 80,416,633

PNM Resources
Schedule 4
Reconciliation of Ongoing to GAAP Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM Electric	TNMP Electric	First Choice Power(1)	Corporate and Other	Consolidated
	(earnings per diluted share)
Quarter Ended December 31, 2011
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.17	$0.06	$0.04	$1.08	$1.35
Adjusting items
Mark-to-market impact of economic hedges	—	—	(0.02)	—	(0.02)
Net change in unrealized impairments of NDT securities	(0.02)	—	—	—	(0.02)
Process improvement initiatives	0.02	0.01	—	—	0.03
Strategic alternatives - competitive businesses	—	—	—	—	—
2010 energy efficiency	(0.02)	—	—	—	(0.02)
Gain on sale of First Choice Power	—	—	—	(1.17)	(1.17)
Loss on reacquired debt	—	—	—	0.07	0.07
Total Adjustments	(0.02)	0.01	(0.02)	(1.10)	(1.13)
Ongoing Earnings (Loss)	$0.15	$0.07	$0.02	$(0.02)	$0.22
Average Diluted Shares Outstanding: 83,160,239

	PNM Electric	TNMP Electric	First Choice Power(1)	Optim Energy (50%)(2)	Corporate and Other	Consolidated
	(earnings per diluted share)
Year Ended December 31, 2011
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.60	$0.25	$0.26	$—	$0.85	$1.96
Adjusting items
Mark-to-market impact of economic hedges	(0.02)	—	(0.03)	(0.01)	—	(0.06)
Net change in unrealized impairments of NDT securities	0.02	—	—	—	—	0.02
Process improvement initiatives	0.04	0.01	—	—	—	0.05
Regulatory disallowance	0.12	0.03	—	—	—	0.15
Strategic alternatives - competitive businesses	—	—	—	—	0.03	0.03
New Mexico gross receipts tax adjustments	0.02	—	—	—	—	0.02
2010 energy efficiency	(0.02)	—	—	—	—	(0.02)
Gain on sale of First Choice Power	—	—	—	—	(1.08)	(1.08)
Loss on reacquired debt	—	—	—	—	0.06	0.06
Equity in net earnings (loss) of Optim Energy	—	—	—	(0.05)	—	(0.05)
Total Adjustments	0.16	0.04	(0.03)	(0.06)	(0.99)	(0.88)
Ongoing Earnings (Loss)	$0.76	$0.29	$0.23	$(0.06)	$(0.14)	$1.08
Average Diluted Shares Outstanding: 89,757,077

(1) First Choice Power included through October 31, 2011
(2) Optim Energy included through August 31, 2011